UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

HELIX ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41955	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cormorant Asset Management LP
200 Clarendon Street, 52nd Floor

Boston, MA 02166

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (857) 702-0370

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	HLXB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 6, 2025, Helix Acquisition Corp. II (the “Company” or “Helix”) and TheRas, Inc (d/b/a BridgeBio Oncology Therapeutics) (“BBOT”) jointly issued a press release announcing, among other things, that Helix has retained more than 60% of the funds, or approximately $120 million, in the trust account established in connection with Helix’s initial public offering (the “Trust Account”) following the redemption of the Class A Ordinary Shares of Helix, par value $0.0001 per share, initially issued in Helix’s initial public offering (the “Public Shares”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (“Current Report”) and exhibit hereto that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “expect”, “expected” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations relating to the business combination, including the proceeds of the business combination and the financing and the timing of the closing of the business combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of BBOT’s and Helix’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of BBOT and Helix. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include: changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the business combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the satisfaction of the minimum cash condition; the ability of the combined company to meet Nasdaq’s initial listing standards and list the combined company’s stock on Nasdaq; and the risks set forth in the definitive proxy statement/prospectus filed by Helix with the Securities and Exchange Commission on July 10, 2025 (File No. 333-288222), as supplemented on July 21, 2025, including the “Risk Factors” section therein, and Helix’s other filings with the Securities and Exchange Commission. If any of these risks materialize or Helix’s or BBOT’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Helix or BBOT presently know or that Helix and BBOT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Helix’s and BBOT’s expectations, plans, or forecasts of future events and views as of the date of this Current Report and are qualified in their entirety by reference to the cautionary statements herein. Helix and BBOT anticipate that subsequent events and developments will cause Helix’s and BBOT’s assessments to change. These forward-looking statements should not be relied upon as representing Helix’s and BBOT’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Helix, BBOT, nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX ACQUISITION CORP. II

Date: August 6, 2025	By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chief Executive Officer

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